UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒    Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Name of Registrant as Specified in its Charter)

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11766 Wilshire Blvd., Suite 1670
Los Angeles, CA 90025
Proxy Statement and
Notice of 2022 Annual Meeting of Stockholders
To Be Held July 7, 2022
SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS
Dear Stockholder:
On July 7, 2022, at 9:00 a.m. Pacific Time, Pacific Oak Strategic Opportunity REIT, Inc. (“we” or “us”) will hold our 2022 annual meeting of stockholders, which will be held as a “virtual meeting” via live webcast. To be admitted to the live webcast for the annual meeting you must register at www.proxydocs.com/SOR by 9:00 a.m. Pacific Time on July 6, 2022. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.
We are holding the 2022 annual meeting of stockholders for the following purposes:
1.To elect five directors to hold office for one-year terms expiring in 2023.
The board of directors recommends a vote FOR each nominee.

2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.
The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

3.To amend Section 5.8 of our charter to facilitate the trading of our shares on a foreign securities exchange in the future.
The board of directors recommends a vote FOR this proposal.

4.To permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
The board of directors recommends a vote FOR this proposal.

In addition, we will attend to such other business as may properly come before the annual meeting and any adjournment or postponement thereof. The board of directors does not know of any matters that may be voted upon at the annual meeting other than the matters set forth above.
The board of directors has selected April 12, 2022 as the record date for determining stockholders entitled to vote at the annual meeting.
Holding the annual meeting via live webcast allows us to communicate more effectively with more of our stockholders. On our pre-meeting forum at www.proxydocs.com/SOR, you can access copies of proxy materials and vote.
The proxy statement, proxy card and our 2021 annual report to stockholders are being mailed to you on or about April [ ], 2022.

Whether you plan to attend the annual meeting and vote via webcast or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.
YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2022:
Our proxy statement, form of proxy card and 2021 annual report to stockholders are also available at www.proxydocs.com/SOR, and can be accessed by using the control number and following the instructions located on the enclosed proxy card.

By Order of the Board of Directors

Michael A. Bender
Secretary

Los Angeles, California
April [ ], 2022

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:    Why did you send me the proxy materials?
A:    You owned shares of record of our common stock at the close of business on April 12, 2022, the record date for the 2022 annual meeting of stockholders and, therefore, are entitled to vote at the annual meeting. The board of directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You do not need to participate in the annual meeting via live webcast in order to vote.

Q:    What is a proxy?
A:    A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Keith D. Hall, Peter McMillan III, and Michael A. Bender, each of whom is one of our officers, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, they will vote:
(1)    FOR all of the director nominees,
(2)    FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022,
(3)     FOR the proposal to amend our charter, and
(4)     FOR the proposal to permit the chairman of the annual meeting to adjourn the annual meeting to solicit additional proxies if necessary.
With respect to any other proposals to be voted upon, the appointed proxies will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet, by telephone or by returning return your paper proxy card to us as soon as possible, whether or not you plan on attending the annual meeting.

Q:    When is the annual meeting and where will it be held?
A:    The annual meeting will be held on July 7, 2022, at 9:00 a.m. Pacific Time, which will be held as a “virtual meeting” via live webcast. To be admitted to the live webcast for the annual meeting you must register at www.proxydocs.com/SOR by 9:00 a.m. Pacific Time on July 6, 2022. You will be asked to provide the control number located inside the shaded gray box on your proxy card. After completion of your registration by the registration deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

Q:    Who is entitled to vote at the annual meeting?
A:    Anyone who is a stockholder of record at the close of business on April 12, 2022, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting.

Note that Willowbrook Capital Group LLC, which owned 811,785 shares of our common stock as of the record date, and GKP Holding LLC, which owned 2,254,289 shares of our common stock as of the record date, will abstain from voting any shares in any vote for the election of directors. Willowbrook Capital Group and GKP Holding LLC are affiliated with Peter McMillan III and Keith D. Hall, two of our executive officers and two of our directors.

Q:    Will my vote make a difference?
A:    Yes. Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that the proposals described herein can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:    How many shares of common stock are outstanding?
A:    As of April 12, 2022, there were [ ] shares of our common stock outstanding and entitled to be cast at the annual meeting. However, as stated above, Willowbrook Capital Group LLC and GKP Holding LLC will abstain from voting its shares in any vote for the election of directors.

Q:    What constitutes a quorum?
A:    A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the annual meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.
If the presence in person or by proxy of stockholders entitled to cast less than a majority of all the votes entitled to be cast on any matter are represented at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of April 12, 2022. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.

Q:    How many votes do I have?
A:    You are entitled to one vote for each share of common stock you held as of the record date.

Q:    What does Section 5.8 of the charter provide and why is the board recommending that stockholders amend it?
A:    Section 5.8 of the charter contains suitability standards for our stockholders that do not apply if our shares are approved for trading on a national securities exchange. The proposed amendment would have the effect of eliminating the suitability standard requirements of Section 5.8 if the company lists its shares of common stock on any national securities exchange or any foreign securities exchange. We believe this additional flexibility is in the company’s best interests, because our shares of common stock may trade with better pricing on a foreign securities exchange compared with a national securities exchange. The proposed charter amendment would not require us to list our shares of common stock on a foreign securities exchange and even if it is approved, we cannot provide any assurances that we will list shares of our common stock on a foreign securities exchange. However, as we explore ways of offering our stockholders more liquidity, we believe this additional flexibility would be beneficial. Please see “Proposal 3. Charter Amendment” for more information.

Q:    What may I vote on?
A:    You may vote on:
(1)the election of the nominees to serve on the board of directors;
(2)the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022;
(3)the proposal to amend Section 5.8 of our charter; and
(4)the proposal to permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
In addition, you may vote on such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Q:    How does the board of directors recommend I vote on the proposals?
A:    The board of directors recommends that you vote:
(1)FOR each of the nominees for election as director who is named in this proxy statement;
(2)FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022;
(3)FOR the proposal to amend Section 5.8 of our charter; and
(4)FOR the proposal to permit the chairman of the annual meeting to adjourn the annual meeting to solicit additional proxies if necessary.

Q:    How can I vote?
A:    Stockholders have the following three options for submitting their votes by proxy:
•via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;
•by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card; or
•by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card. Voting via the Internet is permitted under Section 2-507(c)(3) of the Maryland General Corporation Law.
If you elect to participate in the annual meeting via live webcast, as described above under “When is the annual meeting and where will it be held?”, you can vote online during the annual meeting prior to the closing of the polls, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.
If your shares of our common stock are held in “street name” by your broker or other nominee, only your broker or other nominee can vote your shares of our common stock at the annual and your vote cannot be cast unless you provide instructions to your broker or other nominee on how to vote or obtain a legal proxy from your broker or other nominee, submit it in advance to our proxy solicitor, and vote at the virtual meeting. You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your shares of our common stock.

Q:    What if I submit my proxy and then change my mind?
A:    You have the right to revoke your proxy at any time before the annual meeting by:
(1)    notifying Michael A. Bender, our Secretary;
(2)    returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date;
(3)    recasting your proxy vote via the Internet or by telephone; or
(4)    participating in the annual meeting via live webcast and voting online during the annual meeting prior to the closing of the polls.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.

Q:    What are the voting requirements to elect the board of directors?
A:    With regard to the election of directors, you may vote “FOR” or “WITHHOLD” for each of the nominees. Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes (discussed below) will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the nominees.

Q:    What are the voting requirements for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022?
A:    With regard to the proposal relating to the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Q:    What are the voting requirements for the proposal to amend Section 5.8 of our charter?
A:    Approval of the proposal to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposal to amend our charter. Proxies received will be voted FOR the proposal to amend our charter unless stockholders designate otherwise.

Q:    What are the voting requirements to approve the proposal to permit the chairman of the annual meeting to adjourn the annual meeting to solicit additional proxies if necessary?
A:    Approval of the proposal to permit the chairman of the annual meeting to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal. Abstentions and broker non-votes will not have an effect on the proposal to permit the chairman of the annual meeting to adjourn the annual meeting to solicit additional proxies if necessary. Proxies received will be voted FOR the proposal to permit the chairman of the annual meeting to adjourn the annual meeting to solicit additional proxies if necessary unless stockholders designate otherwise.

Q:    What is a “broker non-vote”?
A:     A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner. There are two proposals for our stockholders’ consideration at the annual meeting on which brokers do not have discretionary voting power: the election of directors and the charter amendment. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors or the charter amendment at the annual meeting. However, even without such instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes such shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022, which proposal is a routine matter with respect to which brokers have discretionary authority to vote.
Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposals. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.

Q:    How will voting on any other business be conducted?
A:    Although we do not know of any business to be considered at the annual meeting other than the proposals describe herein, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to Keith D. Hall, Peter McMillan III, and Michael A. Bender, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:    When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?
A:    Any proposals by stockholders for inclusion in proxy solicitation material for the 2023 annual meeting of stockholders must be received by our secretary, Michael A. Bender, at our executive offices no later than December 19, 2022. However, if we hold the annual meeting before June [__], 2023 or after August [__], 2023, stockholders must submit proposals for inclusion in our 2023 proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is Pacific Oak Strategic Opportunity REIT, Inc., 11766 Wilshire Blvd., Suite 1670, Los Angeles, California 90025. If a stockholder wishes to present a proposal at the 2023 annual meeting, whether or not the proposal is intended to be included in the 2023 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary by January[__], 2023.

Q:    How are proxies being solicited?
A:    In addition to mailing proxy solicitation materials, our directors and employees of our advisor or its affiliates may also solicit proxies at the annual meeting via live webcast, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Additionally, we have retained Mediant Communications, Inc. (“Mediant”), a proxy solicitation firm, to assist us in the proxy solicitation process.
Our directors and employees of our advisor or its affiliates will not be paid any additional compensation for soliciting proxies. We will pay all of the costs of soliciting these proxies, including the cost of Mediant’s services. We anticipate that, for Mediant’s solicitation services, we will pay approximately $46,000 plus reimbursement of Mediant’s out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to you.

Q:    What should I do if I receive more than one set of voting materials for the annual meeting?

A:    You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:
(1)via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;
(2)by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card; or
(3)by mail, by completing, signing, dating and returning the proxy card you should have received with the paper copy of our proxy materials.

Q:    What should I do if only one set of voting materials for the annual meeting is sent and there are multiple stockholders in my household?
A:    Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you contact us at (424) 208-8100.

Q:    How can I find out the results of the voting at the annual meeting?
A:    We will file a Current Report on Form 8-K within four business days after the annual meeting to announce voting results. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Q:    Who can help answer my questions?
A:    If you have any questions about the annual meeting, the election of directors or the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, how to submit your proxy, or if you need additional copies of this proxy statement or the paper proxy card or voting instructions, you should contact us or Mediant.

Pacific Oak Strategic Opportunity REIT, Inc. Pacific Oak, 11766 Wilshire Blvd., Suite 1670 Los Angeles, California 90025 (424) 208-8100 Attn: Client Services	Mediant Communications, Inc. P.O. Box 8035 Cary, NC 27512 (844) 908-3304

Q:    Where can I find more information?
A:    We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
We operate under the direction of the board of directors. The board of directors oversees our operations and makes all major decisions concerning our business. During 2021, the board of directors held seven meetings, participated in one joint meeting with the conflicts committee and acted by joint unanimous consent with the conflicts committee on fifteen occasions. Each director attended at least 75% of the combined number of meetings of the board of directors and meetings of committees on which he served during the period in 2021 in which he served as a director or member of such committee, as applicable.  For biographical information regarding our directors, see “ – Executive Officers and Directors.”
There are two permanent committees of the board of directors: the audit committee and the conflicts committee. Information regarding each of these committees is set forth below. We also created a special committee in connection with our consideration of certain strategic alternatives, including our proposed conversion into a perpetual life NAV REIT.
Board Leadership Structure
The board of directors is composed of two of our executive officers, Keith D. Hall and Peter McMillan III, and three independent directors. The board composition and the corporate governance provisions in our charter ensure strong oversight by independent directors. The board of directors’ two permanent committees, the audit committee and the conflicts committee, are composed entirely of independent directors. Since our inception in 2008, we have operated under a board leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. The board of directors is led by Mr. McMillan, who has served as Chairman of the Board since 2008. Mr. McMillan, as the Chairman of the Board, is responsible for presiding over the meetings of the board of directors and the annual meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Hall, as our Chief Executive Officer, is responsible for the general management of the business, financial affairs and day-to-day operations of our company. We believe it is beneficial to have a Chairman of the Board whose focus is to lead the board and facilitate communication among directors and management. We believe this structure, of not combining the roles of the Chairman of the Board and the Chief Executive Officer, is the best governance model for our company and our stockholders. We do not currently have a policy requiring the appointment of a lead independent director as all of our independent directors are actively involved in board meetings.
The Role of the Board of Directors in our Risk Oversight Process
Our executive officers and our advisor are responsible for the day-to-day management of risks we face, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, the entire board of directors reviews information regarding our liquidity, credit, operations, regulatory compliance and compliance with covenants in our material agreements, as well as the risks associated with each. In addition, each year the board of directors reviews significant variances between our current portfolio business plan and our original underwriting analysis and each quarter the directors review significant variances between our current results and our projections from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our portfolio. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The conflicts committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our advisor and its affiliates. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks to us.

Director Independence
Although our shares are not listed for trading on any national securities exchange, a majority of the directors, and all of the members of the audit committee and the conflicts committee, are “independent” as defined by the New York Stock Exchange. The board of directors determined that each of Laurent Degryse, William M. Petak and Kenneth G. Yee satisfies the bright-line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the board of directors. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us. Therefore, we believe that all of these directors are independent directors.
The Audit Committee
General
The audit committee’s function is to assist the board of directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our compliance with legal and regulatory requirements, (iv) our independent auditors’ qualifications, performance and independence, and (v) the performance of our internal audit function. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee approved the audit committee charter in August 2010. The audit committee charter is available on our website at www.sorinvinfo.com.
The members of the audit committee are Kenneth G. Yee (Chairman), Laurent Degryse and William M. Petak. All of the members of the audit committee are “independent” as defined by the New York Stock Exchange. The board of directors has determined that all members of the audit committee have significant financial and/or accounting experience, and the board of directors has determined that Mr. Yee satisfies the SEC’s requirements for an “audit committee financial expert.” During 2021, the audit committee held four meetings.
Independent Registered Public Accounting Firm
During the year ended December 31, 2021, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young has served as our independent registered public accounting firm since our formation. We expect that Ernst & Young representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Ernst & Young representatives will be available to respond to appropriate questions posed by stockholders. The audit committee has engaged Ernst & Young as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.
Pre-Approval Policies
In order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence, the audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent registered public accounting firm, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

For the years ended December 31, 2021 and 2020, all services rendered by Ernst & Young were pre-approved in accordance with the policies and procedures described above.

Principal Independent Registered Public Accounting Firm Fees
The audit committee reviewed the audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of the non-audit service fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Ernst & Young for the years ended December 31, 2021 and 2020, are set forth in the table below.

	2021	2020
Audit fees	$1,560,000	$1,398,000
Audit-related fees	684,000	641,000
Tax fees	534,000	462,000
All other fees	—	—
Total	$2,778,000	$2,501,000

For purposes of the preceding table, Ernst & Young’s professional fees are classified as follows:
•Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.
•Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
•Tax fees – These are fees for all professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.
•All other fees – These are fees for any services not included in the above-described categories.
Report of the Audit Committee
The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent registered public accounting firm devotes more time and has access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.
In this context, the audit committee reviewed and discussed the 2021 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Ernst & Young, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (“GAAP”), the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the audit committee concerning independence, and discussed with Ernst & Young their independence from us. In addition, the audit committee considered whether Ernst & Young’s provision of non-audit services is compatible with Ernst & Young’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

March 24, 2022	The Audit Committee of the Board of Directors:
Kenneth G. Yee (Chairman), Laurent Degryse and William M. Petak

The Conflicts Committee
General
The members of the conflicts committee are Laurent Degryse (Chairman), William M. Petak and Kenneth G. Yee all of whom are independent directors. Our charter empowers the conflicts committee to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by directors who are affiliates of our advisor could reasonably be compromised. Among the duties of the conflicts committee are the following:
•reviewing and reporting on our policies (see “ – Report of the Conflicts Committee Review of Our Policies” below);
•approving transactions with affiliates and reporting on their fairness to us (see “ – Report of the Conflicts Committee Certain Transactions with Related Persons” below);
•supervising and evaluating the performance and compensation of our advisor;
•reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;
•approving borrowings in excess of the total liabilities limit set forth in our charter; and
•discharging the board of directors’ responsibilities relating to compensation.
    The primary responsibilities of the conflicts committee are enumerated in our charter. The conflicts committee does not have a separate committee charter. During 2021, the conflicts committee held six meetings, participated in one joint meeting with the board of directors and acted by joint unanimous consent with the board of directors on fifteen occasions (for these purposes, meetings that did not result in a committee fee are excluded and multiple meetings that resulted in one committee fee are counted once).
Oversight of Executive Compensation
As noted above, the conflicts committee discharges the board of directors’ responsibilities relating to the compensation of our executives. However, we currently do not have any paid employees and our executive officers do not receive any compensation directly from us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, our advisor, and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us or our subsidiaries. See “– Report of the Conflicts Committee Certain Transactions with Related Persons” for a discussion of the fees paid to our advisor and its affiliates.
Report of the Conflicts Committee
Review of Our Policies
The conflicts committee has reviewed our policies and determined that they are in the best interest of our stockholders. Set forth below is a discussion of the basis for that determination.
Offering Policy. We continue to offer shares of common stock under our dividend reinvestment plan and may do so until we have sold all 40,000,000 shares available for sale. We expect to use substantially all of the net proceeds from the sale of shares under our dividend reinvestment plan for general corporate purposes, including, but not limited to, the redemption of shares under our share redemption program, the funding of capital expenditures on our real estate investments or the repayment of debt.
Acquisition and Investment Policies. As of December 31, 2021, we owned eight office properties, one office portfolio consisting of four office buildings and 14 acres of undeveloped land, in the aggregate, one residential home portfolio consisting of 1,814 single-family homes, two apartment properties containing 609 units, two hotel properties with an aggregate of 649 rooms and three investments in undeveloped land with approximately 800 developable acres and had entered into a consolidated joint venture to develop one office/retail property.

We completed an offering of bonds to Israeli investors through a wholly-owned subsidiary in March 2016, February 2020 and November 2021 and on November 8, 2017, we completed the sale of the Singapore Portfolio (defined below). We have used and will continue to use a portion of the net proceeds from the Israeli bond offering and the sale of the Singapore Portfolio to continue to invest in and manage a diverse portfolio of opportunistic real estate, real estate-related loans, real estate-related debt securities and other real estate-related investments. Any additional investments we make are expected to include non-performing loans (which may result in our acquisition of the underlying property securing the loan through foreclosure or similar processes), non-stabilized or undeveloped properties and other opportunistic real estate-related assets. Although the foregoing represents our present investment focus and targets, we may adjust any of the foregoing based on real estate market conditions and investment opportunities. Affiliates of our advisor have extensive expertise with these types of real estate investments.
Borrowing Policies. We have financed the majority of our real estate and real estate-related investments with a combination of the proceeds we received from our initial public offering and debt. We used debt financing to increase the amount available for investment and to potentially increase overall investment yields to us and our stockholders. Additionally, in March 2016, we issued 970.2 million Israeli new Shekels (approximately $249.2 million as of March 8, 2016) in 4.25% bonds, in February 2020, we issued 254.1 million Israeli new Shekels (approximately $74.1 million as of February 16, 2020) in 3.93% bonds and in November 2021, we issued 576.0 million Israeli new Shekels (approximately $183.5 million as of November 1, 2021) in 3.93% bonds, all of which to Israeli investors through a public and private offerings. There is no limitation on the amount we may borrow for any single investment.
Our charter limits our leverage to 75% of the cost of our tangible assets; however, we may exceed that limit if a majority of the conflicts committee approves each borrowing in excess of our charter limitation and we disclose such borrowing to our common stockholders in our next quarterly report with an explanation from the conflicts committee of the justification for the excess borrowing. As of December 31, 2021, we had $1.0 billion in outstanding debt. As of December 31, 2021, our borrowings and other liabilities were approximately 72% of the cost (before depreciation and other noncash reserves) and book value (before depreciation) of our tangible assets, respectively.
Disposition Policies. The period that we will hold our investments will vary depending on the type of asset, interest rates and other factors. Our advisor has developed a well-defined exit strategy for each investment we have made. Pacific Oak Capital Advisors will continually perform a hold-sell analysis on each asset in order to determine the optimal time to hold the asset and generate a strong return for our stockholders. Economic and market conditions may influence us to hold our investments for different periods of time. We may sell an asset before the end of the expected holding period if we believe that market conditions have maximized its value to us or the sale of the asset would otherwise be in the best interests of our stockholders. During the year ended December 31, 2021, we sold an office building and approximately 193 developable acres of land. The disposition strategy is consistent with our objectives of acquiring opportunistic investments, improving the investments and timing asset sales to realize the growth in the value that was created during our hold period.
Policy Regarding Working Capital Reserves. We establish an annual budget for capital requirements and working capital reserves each year that we update periodically during the year. We may use proceeds from our dividend reinvestment plan, debt proceeds and our cash flow from operations to meet our needs for working capital and to build a moderate level of cash reserves.
Policies Regarding Operating Expenses. Under our charter, we are required to limit our total operating expenses to the greater of 2% of our average invested assets or 25% of our net income for the four most recently completed fiscal quarters, as these terms are defined in our charter, unless the conflicts committee has determined that such excess expenses were justified based on unusual and non-recurring factors. For the four consecutive quarters ended December 31, 2021, based on the definitions of total operating expenses, net income and average invested assets in our charter, our total operating expenses represented approximately 2% of our average invested assets and 306% of our net income. Consequently, operating expenses for the four fiscal quarters ended December 31, 2021 did not exceed the charter-imposed limitation.

Our Policy Regarding Transactions with Related Persons
Our charter requires the conflicts committee to review and approve all transactions between us and our advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the conflicts committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Conduct and Ethics lists examples of types of transactions with related parties that would create prohibited conflicts of interest and requires our officers and directors to be conscientious of actual and potential conflicts of interest with respect to our interests and to seek to avoid such conflicts or handle such conflicts in an ethical manner at all times consistent with applicable law. Our executive officers and directors are required to report potential and actual conflicts to the Compliance Officer, currently our Chief Financial Officer, via the Ethics Hotline, or directly to the audit committee chair, as appropriate.
Certain Transactions with Related Persons
The conflicts committee has reviewed the material transactions between our affiliates and us since the beginning of 2021 as well as any such currently proposed material transactions. Set forth below is a description of such transactions and the conflicts committee’s report on their fairness.

As described further below, we have entered into agreements with certain affiliates pursuant to which they provide services to us. Keith D. Hall and Peter McMillan III control and indirectly own Pacific Oak Holding Group, LLC, our sponsor. Pacific Oak Holding is the sole owner of Pacific Oak Capital Advisors, LLC, our advisor. Messrs. Hall and McMillan are also two of our executive officers and directors.

Our Relationship with Pacific Oak Capital Advisors. Since November 1, 2019, Pacific Oak Capital Advisors has provided day-to-day management of our business. Among the services provided by our advisor under the terms of the advisory agreement are the following:

•finding, presenting and recommending investment opportunities to us consistent with our investment policies and objectives;
•making investment decisions for us, subject to the limitations in our charter and the direction and oversight of the board of directors;
•acquiring investments on our behalf;
•sourcing and structuring our loan originations;
•arranging for financing and refinancing of our investments;
•formulating and overseeing the implementation of strategies for the administration, promotion, management, operation, financing and refinancing, marketing, servicing and disposition of our investments;
•engaging and supervising our agents;
•performing administrative services and maintaining our accounting; and
•assisting us with our regulatory compliance.

Our advisor has delegated responsibility for managing our single-family home portfolio, which is held through our wholly owned subsidiary Pacific Oak Resident Trust, Inc., to its affiliate, Pacific Oak Residential Advisors, LLC (“PORA”).

Our advisor is subject to the supervision of the board of directors and only has such authority as we may delegate to it as our agent. The advisory agreement has a one-year term expiring November 1, 2022 subject to an unlimited number of successive one-year renewals upon the mutual consent of the parties. From January 1, 2021 through the most recent date practicable, which was December 31, 2021, we compensated our advisor as set forth below.

We incur acquisition and origination fees payable to our advisor equal to 1.0% of the cost of investments acquired by us, or the amount funded by us to acquire or originate loans, including acquisition and origination expenses and any debt attributable to such investments. Acquisition and origination fees relate to services provided in connection with the selection and acquisition or origination of real estate and real estate-related investments. From January 1, 2021 through December 31, 2021, our advisor and its affiliates incurred approximately $0.1 million of acquisition and origination fees.

In addition to acquisition and origination fees, we reimburse our advisor for customary acquisition and origination expenses, whether or not we ultimately acquire the asset. From January 1, 2021 through December 31, 2021, our advisor and its affiliates did not incur any such costs on our behalf.

For asset management services, we pay our advisor a monthly fee. With respect to investments in loans and any investments other than real property, the asset management fee is a monthly fee calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount actually paid or allocated to acquire or fund the loan or other investment, inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire or fund such investment and (ii) the outstanding principal amount of such loan or other investment, plus the fees and expenses related to the acquisition or funding of such investment, as of the time of calculation. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the sum of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property, and inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment. In the case of investments made through joint ventures, the asset management fee is determined based on our proportionate share of the underlying investment, inclusive of our proportionate share of any fees and expenses related thereto. From January 1, 2021 through December 31, 2021, our asset management fees totaled $14.0 million.

Under the advisory agreement, our advisor and its affiliates have the right to seek reimbursement from us for all costs and expenses they incur in connection with their provision of services to us, including our allocable share of our advisor’s overhead, such as rent, employee costs, utilities and information technology costs. Our advisor may seek reimbursement for employee costs under the advisory agreement. Historically, we have reimbursed our advisor for our allocable portion of the salaries, benefits and overhead of internal audit department personnel providing services to us. However, have not reimbursed our advisor or its affiliates for employee costs in connection with services for which our advisor earns acquisition, origination or disposition fees (other than reimbursement of travel and communication expenses) or for the salaries and benefits our advisor or its affiliates may pay to our executive officers. From January 1, 2021 through December 31, 2021, our advisor and its affiliates did not incur any such costs on our behalf.

For substantial assistance in connection with the sale of properties or other investments, we pay our advisor or its affiliates 1.0% of the contract sales price of each loan, debt-related security, real property or other investment sold (including residential or commercial mortgage-backed securities or collateralized debt obligations issued by a subsidiary of ours as part of a securitization transaction); provided, however, that if in connection with such disposition, commissions are paid to third parties unaffiliated with our advisor, the fee paid to our advisor and its affiliates may not exceed the commissions paid to such unaffiliated third parties, and provided further that the disposition fees paid to our advisor, its affiliates and unaffiliated third parties may not exceed 6.0% of the contract sales price. From January 1, 2021 through December 31, 2021, we incurred $1.2 million of disposition fees.

Subordinated Participation in Net Cash Flows (payable only if we are not listed on a national exchange)

After investors in our offerings have received, together as a collective group, aggregate distributions (including distributions that may constitute a return of capital for federal income tax purposes) sufficient to provide (i) a return of their net invested capital, or the amount calculated by multiplying the total number of shares purchased by stockholders by the issue price, reduced by any amounts to repurchase shares pursuant to our share redemption program, (ii) a 7.0% per year cumulative, noncompounded return on such net invested capital, and (iii) $32.6 million (the value of the termination fee payable to our previous external advisor, KBS Capital Advisors LLC) (the “Prior Advisor Performance Fee Value”), Pacific Oak Capital Advisors is entitled to receive 15.0% of our net cash flows, whether from continuing operations, net sale proceeds or otherwise. Net sales proceeds means the net cash proceeds realized by us after deduction of all expenses incurred in connection with a sale, including disposition fees paid to Pacific Oak Capital Advisors. The 7.0% per year cumulative, noncompounded return on net invested capital is calculated on a daily basis. In making this calculation, the net invested capital is reduced to the extent distributions in excess of a cumulative, noncompounded, annual return of 7.0% are paid (from whatever source), except to the extent such distributions would be required to supplement prior distributions paid in order to achieve a cumulative, noncompounded, annual return of 7.0% (invested capital is only reduced as described in this sentence; it is not reduced simply because a distribution constitutes a return of capital for federal income tax purposes). The 7.0% per year cumulative, noncompounded return is not based on the return provided to any individual stockholder. Accordingly, it is not necessary for each of our stockholders to have received any minimum return in order for Pacific Oak Capital Advisors to participate in our net cash flows. In fact, if Pacific Oak Capital Advisors is entitled to participate in our net cash flows, the returns of our stockholders will differ, and some may be less than a 7.0% per year cumulative, noncompounded return. This fee is payable only if we are not listed on an exchange.

Subordinated Incentive Listing Fee (payable only if we are listed on a national exchange)

Upon listing our common stock on a national securities exchange, Pacific Oak Capital Advisors is entitled to a fee equal to 15.0% of the amount by which the market value of our outstanding stock plus distributions paid by us (including distributions that may constitute a return of capital for federal income tax purposes) prior to listing exceeds the aggregate of (i) the sum of our stockholders’ net invested capital, or the amount calculated by multiplying the total number of shares purchased by stockholders by the issue price, reduced by any amounts to repurchase shares pursuant to our share redemption program, and the amount of cash flow necessary to generate a 7.0% per year cumulative, noncompounded return on such amount and (ii) the Prior Advisor Performance Fee Value. The 7.0% per year cumulative, noncompounded return on net invested capital is calculated on a daily basis. In making this calculation, the net invested capital is reduced to the extent distributions in excess of a cumulative, noncompounded, annual return of 7.0% are paid (from whatever source), except to the extent such distributions would be required to supplement prior distributions paid in order to achieve a cumulative, noncompounded, annual return of 7.0% (invested capital is only reduced as described in this sentence; it is not reduced simply because a distribution constitutes a return of capital for federal income tax purposes). The 7.0% per year cumulative, noncompounded return is not based on the return provided to any individual stockholder. Accordingly, it is not necessary for each of our stockholders to have received any minimum return in order for Pacific Oak Capital Advisors to receive the listing fee. In fact, if Pacific Oak Capital Advisors is entitled to the listing fee, the returns of our stockholders will differ, and some may be less than a 7.0% per year cumulative, noncompounded return.

Subordinated Performance Fee Due Upon Termination

In accordance with the new advisory agreement with Pacific Oak Capital Advisors, if the advisory agreement is terminated or not renewed, other than for cause, our advisor is entitled to receive a participation fee equal to (A) 15.0% of our net cash flows, whether from continuing operations, net sale proceeds or otherwise, after our stockholders have received, together as a collective group, aggregate distributions (including distributions that may constitute a return of capital for federal income tax purposes) sufficient to provide (i) a return of their net invested capital, or the amount calculated by multiplying the total number of shares purchased by stockholders by the issue price, reduced by any amounts to repurchase shares pursuant to our share redemption program, and (ii) a 7.0% per year cumulative, noncompounded return on such net invested capital from our inception, less (B) Prior Advisor Performance Fee Value. Net sales proceeds means the net cash proceeds realized by us after deduction of all expenses incurred in connection with a sale, including disposition fees paid to our advisor. The 7.0% per year cumulative, noncompounded return on net invested capital from our inception is calculated on a daily basis. In making this calculation, the net invested capital is reduced to the extent distributions in excess of a cumulative, noncompounded, annual return of 7.0% are paid (from whatever source), except to the extent such distributions would be required to supplement prior distributions paid in order to achieve a cumulative, noncompounded, annual return of 7.0% (invested capital is only reduced as described in this sentence; it is not reduced simply because a distribution constitutes a return of capital for federal income tax purposes). The 7.0% per year cumulative, noncompounded return is not based on the return provided to any individual stockholder. Accordingly, it is not necessary for each of our stockholders to have received any minimum return in order for our advisor to participate in our net cash flows. In fact, if our advisor is entitled to participate in our net cash flows, the returns of our stockholders will differ, and some may be less than a 7.0% per year cumulative, noncompounded return. This fee is payable only if we are not listed on an exchange.

Insurance

On June 30, 2021, we, our advisor and other Pacific Oak-affiliated entities entered into an errors and omissions and directors and officers liability insurance program where the lower tiers of such insurance coverage were shared. The cost of these lower tiers was allocated by our advisor and its insurance broker among each REIT covered by the program, and was billed directly to each REIT or entity. The program is effective through June 30, 2022.

Singapore Transactions

We own 64,165,352 units, or 6.8% of the common equity, of Keppel Pacific Oak US REIT, previously known as Keppel-KBS US REIT, a Singapore real estate investment trust (the “SREIT”) listed on the Singapore Stock Exchange (the “Singapore Transaction”). The SREIT is externally managed by a joint venture (the “Manager”) between (i) an entity in which Keith D. Hall, our Chief Executive Officer and a director, and Peter McMillan III, our President and Chairman of the Board of Directors, have an indirect ownership interest and (ii) Keppel Capital Holding Pte. Ltd., which is not affiliated with us or our management. As described in more detail below, the SREIT is expected to pay certain purchase and sale commissions and asset management fees to the Manager in exchange for the provision of certain management services. Messrs. Hall and McMillan collectively own our advisor, which owns 50% of the Manager. The Manager receives the following fees from the SREIT:

•Management Fee – The Manager’s management fee comprises a base fee and a performance fee, which make up a substantial portion of the Manager’s total remuneration for the provision of on-going management services to the SREIT. The base fee equals 10% per year of the SREIT “annual distributable income,” which is calculated before accounting for the base fee and the performance fee. The performance fee is generally equal to 25% of the growth in the SREIT’s distributions per unit of common equity from one year to the next (calculated after accounting for the base fee but before accounting for the performance fee). From January 1, 2021 through December 31, 2021, the SREIT incurred $6.3 million related to the management fee. From January 1, 2021 through December 31, 2021, the SREIT incurred $0.1 million related to the performance fee.

•Acquisition Fee and Divestment Fee – The Manager will also receive an acquisition fee and a divestment fee from the SREIT. The acquisition fee will generally equal 1% of purchase price of the assets acquired by the SREIT and the divestment fee will generally equal 0.5% of the sale price of the assets disposed of by the SREIT. There were no acquisition or divestment fees for the year ended December 31, 2021.

Pacific Oak Opportunity Zone Fund I

As of December 31, 2021, we owned 124 Class A Units in the Pacific Oak Opportunity Zone Fund I, LLC (“Pacific Oak Opportunity Zone Fund I”). Pacific Oak Opportunity Zone Fund I is sponsored by Pacific Oak Holding. The fund will pay an acquisition fee equal to 1.5% of the purchase price of each asset (including any debt incurred or assumed and significant capital improvement costs budgeted as of the date of acquisition) with a purchase price less than or equal to $25.0 million plus 1.0% of the purchase price in excess of $25.0 million; a quarterly asset management fee equal to 0.25% of the total purchase price of all assets (including any debt incurred or assumed and significant capital improvement costs budgeted as of the date of acquisition) as of the end of the applicable quarter; and a financing fee equal to 0.5% of the original principal amount of any indebtedness they incur (reduced by any financing fee previously paid with respect to indebtedness being refinanced). In the case of investments made through joint ventures, the fees above will be determined based on our proportionate share of the investment. The advisor is also entitled to certain distributions paid by the Pacific Oak Opportunity Zone Fund I after the Class A Members have received their preferred return. These fees and distributions were waived for our $27.2 million investment. In addition, side letter agreements between our advisor and Pacific Oak Opportunity Zone Fund I were executed on February 28, 2020 and stipulate that any asset management fees allocable to us and waived by our advisor for Pacific Oak Opportunity Zone Fund I will distributed to us. During the 12 months ended December 31, 2021, $0.6 million in asset management fees were waived by our advisor with respect to ours Class A Units in Pacific Oak Opportunity Zone Fund I.

PORT II

As of December 31, 2021, we contributed $11.5 million in PORT II OP, a wholly owned subsidiary of Pacific Oak Residential Trust II, Inc. (“PORT II”). On August 31, 2020, PORT II entered into an advisory agreement (as subsequently amended and restated on October 9, 2020, “PORT II Advisory Agreement”) with PORA, an affiliate of our advisor. Pursuant to the PORT II Advisory Agreement, PORT II has engaged PORA to act as its external advisor with respect to PORT II’s operations and assets. Because we have separately engaged the Advisor to manage our operations and assets, including our interests in PORT II, on November 12, 2020, we and Pacific Oak Capital Advisors agreed to amend our advisory agreement to provide that PORT II’s operations and assets will be managed by PORA and not by our advisor. In addition, the amendment provides that our advisor will rebate or offset its fees under its advisory agreement with us to the extent of our indirect economic interest in fees paid by PORT II to PORA (which will be based on our indirect ownership of PORT II OP, which is the operating partnership of PORT II and the entity ultimately responsible for PORT II’s administrative expenses).

On August 31, 2020, PORT II entered into a property management agreement with DMH Realty, LLC (“DMH”), an affiliate of our advisor and PORA. Pursuant to the property management agreement, PORT II will pay to DMH a base fee equal to the following: (a) for all rent collections up to $50 million per year, 8%; (b) for all rent collections in excess of $50 million per year, but less than or equal to $75 million per year, 7%; and (c) for all rent collections in excess of $75 million per year, 6%. PORT II will also pay DMH market-based leasing fees that will depend on the type of tenant, shared fees equal to 100% of any application fees collected and 50% of any insufficient funds fees, late fees and certain other fees collected. DMH may also perform additional services at rates that would be payable to unrelated parties.

PORT II is a newly-organized Maryland corporation formed and sponsored by our advisor to acquire, own and operate single family homes as rental properties as well as to acquire and own other interests, including mortgages on or securities related to single family homes.
The conflicts committee has determined that the policies set forth in this Report of the Conflicts Committee are in the best interest of our stockholders because they provide us with the highest likelihood of achieving our investment objectives.

March 24, 2022	The Conflicts Committee of the Board of Directors:
Laurent Degryse (Chairman), William M. Petak and Kenneth G. Yee

Nomination of Directors
General
We do not have a standing nominating committee. Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee is responsible for identifying and nominating replacements for vacancies among our independent director positions. Unless filled by a vote of our stockholders as permitted by the Maryland General Corporation Law, a vacancy that results from the removal of a director will be filled by a vote of a majority of the remaining directors. Any vacancy on the board of directors for any other cause will be filled by a vote of a majority of the remaining directors, even if such majority vote is less than a quorum. The board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be evaluated under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled by a committee composed only of independent directors, the board of directors has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the director nomination process.

Board Membership Criteria
With respect to filling vacancies for independent director positions, the conflicts committee reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors. The full board of directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. The board of directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board of directors’ collective skill set that should be addressed in the nominating process. The board of directors made such an assessment in connection with director nominations for the annual meeting and determined that the composition of the current board of directors satisfies its diversity objectives.
Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors nominated by the conflicts committee will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire, manage and dispose of the types of assets we acquire and manage.
Selection of Directors
Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee must nominate replacements for any vacancies among the independent director positions. All director nominees stand for election by our stockholders annually.
In nominating candidates for the board of directors, the board of directors (or the conflicts committee, as appropriate) solicits candidate recommendations from its own members and management of Pacific Oak Capital Advisors. The board of directors and the conflicts committee may also engage the services of a search firm to assist in identifying potential director nominees.
The board of directors and the conflicts committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the board of directors (or the conflicts committee, as appropriate) will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or conflicts committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling 844-377-5783.
Stockholder Communications with the Board of Directors
We have established a procedure for stockholders to communicate comments and concerns to the board of directors. Stockholders may contact the board of directors at the following address:
Board of Directors of Pacific Oak Strategic Opportunity REIT, Inc.
11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025

Stockholders should report any complaints or concerns regarding (1) suspected violations or concerns as to compliance with laws, regulations, our Code of Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (2) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders should report any suspected violations or other complaints or concerns by any of the following means:
•Via the Internet at https://safehotline.com/ (Company ID: 6421442834)
•By calling the toll free SAFE Hotline at 1-855-662-7233 (Company ID: 6421442834)
•By mailing a description of the suspected violation or concern to:
Audit Committee Chair
c/o Pacific Oak Strategic Opportunity REIT, Inc.
11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025

Reports made via the Ethics Hotline will be sent to the internal audit representative, currently our Chief Financial Officer, and the audit committee chair, provided that no person named in the report will receive the report directly.
Stockholders can also communicate directly with the Chairman of the Board at the annual meeting. Although we do not have a policy regarding the attendance of directors at annual meetings of stockholders, we expect that the Chairman of the Board will be present at all such meetings. All of the directors then serving were present at the 2021 annual meeting of stockholders.
Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2022 annual meeting of stockholders and are being nominated for re-election to serve until the 2023 annual meeting of stockholders and until his successor is elected and qualified.

Name(1)	Position(s)	Age(2)	Year First Became a Director
Keith D. Hall	Chief Executive Officer and Director	63	2008
Peter McMillan III	Chairman of the Board, President and Director	64	2008
Michael A. Bender	Executive Vice President, Chief Financial Officer, Treasurer and Secretary	62	N/A
Laurent Degryse	Independent Director	55	2021
William M. Petak	Independent Director	60	2009
Kenneth G. Yee	Independent Director	62	2017
(1) The address of each named executive officer and director is 11766 Wilshire Blvd., Suite 1670, Los Angeles, California 90025.
(2) As of February 16, 2022.
Keith D. Hall is our Chief Executive Officer and one of our directors, positions he has held since December 2008 and October 2008, respectively. He was also the Chief Executive Officer and a director of Pacific Oak Strategic Opportunity REIT II, positions he held from February 2013 through Pacific Oak Strategic Opportunity REIT II’s merger with us. He is a former Executive Vice President of KBS REIT II, KBS REIT III and KBS Growth & Income REIT. Mr. Hall was Executive Vice President of KBS Real Estate Investment Trust, Inc. (“KBS REIT I”) from June 2005 until its liquidation in December 2018. Mr. Hall owns and controls a 50% interest in Pacific Oak Holding, which is the sole owner of our current advisor. Mr. Hall also owns and controls a 50% interest in GKP Holding LLC. GKP Holding owns a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of our former advisor (KBS Capital Advisors) and our former dealer manager (KBS Capital Markets Group). KBS Holdings is a sponsor of our company, and is or was a sponsor of KBS REIT I, KBS REIT II, KBS REIT III, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners Apartment REIT”), Pacific Oak Strategic Opportunity REIT II and KBS Growth & Income REIT, which were formed in 2008, 2005, 2007, 2009, 2009, 2013 and 2015, respectively. Mr. Hall is also a member of the investment committee formed by our advisor to evaluate and recommend new investment opportunities for us.

Mr. Hall is affiliated with Willowbrook Capital Group, LLC, an asset management company. Mr. Hall is also a founder of Pacific Oak Capital Group, a real estate asset management company formed in 2018, and its family of companies. Prior to commencing his affiliation with Willowbrook in 2000, Mr. Hall was a Managing Director at CS First Boston, where he managed the distribution strategy and business development for the Principal Transaction Group’s $18.0 billion real estate securities portfolio. Mr. Hall’s two primary business unit responsibilities were Mezzanine Lending and Commercial Real Estate Development. Before joining CS First Boston in 1996, he served as a Director in the Real Estate Products Group at Nomura Securities, with responsibility for the company’s $6.0 billion annual pipeline of fixed-income, commercial mortgage-backed securities. During the 1980s, Mr. Hall was a Senior Vice President in the High Yield Department of Drexel Burnham Lambert’s Beverly Hills office, where he was responsible for distribution of the group’s high-yield real estate securities. Mr. Hall received a Bachelor of Arts Degree with honors in Finance from California State University, Sacramento.
Our board of directors has concluded that Mr. Hall is qualified to serve as one of our directors for reasons including his expertise in the real estate finance markets and his expertise with real estate-related investments. With over 30 years of experience investing in and managing real estate-related investments, Mr. Hall has the depth and breadth of experience to implement our business strategy. As an executive officer and principal of our advisor, Mr. Hall is able to direct the board of directors to the critical issues facing our company.
Peter McMillan III is our President, the Chairman of the Board and one of our directors, positions he has held since December 2008. He was also President, Chairman of the Board and a director of Pacific Oak Strategic Opportunity REIT II, positions he held from February 2013 through Pacific Oak Strategic Opportunity REIT II’s merger with us. Mr. McMillan has previously served as an Executive Vice President, the Treasurer and Secretary and a director of KBS Growth & Income REIT and KBS REIT III. From June 2005 until its liquidation in December 2018, Mr. McMillan was Executive Vice President, Treasurer, Secretary and a director of KBS REIT I. From August 2007 through August 2018 he served as Executive Vice President, Treasurer and Secretary of KBS REIT II and from August 2007 through February 2019 he was also a director of KBS REIT II. From August 2009 until its liquidation in December 2018, Mr. McMillan was Executive Vice President of KBS Legacy Partners Apartment REIT. Mr. McMillan owns and controls a 50% interest in Pacific Oak Holding, which is the sole owner of our current advisor. Mr. McMillan also owns and controls a 50% interest in GKP Holding LLC. GKP Holding owns a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of our former advisor (KBS Capital Advisors) and our former dealer manager (KBS Capital Markets Group). KBS Holdings is a sponsor of our company, and is or was a sponsor of KBS REIT I, KBS REIT II, KBS REIT III, Pacific Oak Strategic Opportunity REIT II, KBS Legacy Partners Apartment REIT and KBS Growth & Income REIT, which were formed in 2008, 2005, 2007, 2009, 2009, 2013 and 2015, respectively. Mr. McMillan is also a member of the investment committee formed by our advisor to evaluate and authorize new investment opportunities for us.
Mr. McMillan is a Partner and co-owner of Temescal Canyon Partners LP, an investment advisor formed in 2013 to manage a multi-strategy hedge fund on behalf of investors. Mr. McMillan is also a founder of Pacific Oak Capital Group, a real estate asset management company formed in 2018, and its family of companies. Mr. McMillan is also a co-founder and the Managing Partner of Willowbrook Capital Group, LLC, an asset management company. In addition, since November 2017, Mr. McMillan has served as Chairman and a director for Keppel Pacific Oak-US REIT Management Pte. Ltd., which is the Manager of Keppel Pacific Oak US REIT. Prior to forming Willowbrook in 2000, Mr. McMillan served as an Executive Vice President and Chief Investment Officer of SunAmerica Investments, Inc., which was later acquired by AIG. As Chief Investment Officer, he was responsible for over $75.0 billion in assets, including residential and commercial mortgage-backed securities, public and private investment grade and non-investment grade corporate bonds and commercial mortgage loans and real estate investments. Before joining SunAmerica in 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s $6.0 billion fixed income portfolios. Mr. McMillan received his Master of Business Administration in Finance from the Wharton Graduate School of Business at the University of Pennsylvania and his Bachelor of Arts Degree with honors in Economics from Clark University. Mr. McMillan is a member of the board of directors of TCW Funds, Inc. and TCW Strategic Income Fund, Inc., and is a member of the board of trustees of Metropolitan West Funds.

Our board of directors has concluded that Mr. McMillan is qualified to serve as one of our directors and the Chairman of the Board for reasons including his expertise in real estate finance and with real estate-related investments. With over 30 years of experience investing in and managing real estate-related debt investments, Mr. McMillan offers insights and perspective with respect to our real estate-related investment portfolio as well as our real estate portfolio. As one of our executive officers and a principal of our advisor, Mr. McMillan is also able to direct our board of directors to the critical issues facing our company. Further, his experiences as a director of TCW Mutual Funds, and Metropolitan West Funds and as a former director of KBS REIT I, KBS REIT II, KBS REIT III, Pacific Oak Strategic Opportunity REIT II, KBS Growth & Income REIT, TCW Alternative Funds and Steinway Musical Instruments, Inc. provide him with an understanding of the requirements of serving on a public company board and qualify him to serve as the chairman of our board of directors.
Michael A. Bender has served as our Executive Vice President, Chief Financial Officer, Treasury and Secretary since November 2019. Mr. Bender also served in the same roles for Pacific Oak Strategic Opportunity REIT II from November 2019 through Pacific Oak Strategic Opportunity REIT II’s merger with us. Mr. Bender has served as Chief Financial Officer of Pacific Oak Capital Advisors since July 2019. Prior to joining our advisor in 2019, Mr. Bender was self-employed as a private consultant primarily engaged in commercial real estate finance from January 2017 to July 2019. From January 2016 to January 2017, Mr. Bender served as Chief Financial Officer for Kamal Osman Janjoom Group LLC, a Dubai-based retail company focused in the Middle East, where he was responsible for all aspects of accounting, reporting, control, corporate finance and treasury. From October 2007 to January 2016, Mr. Bender was Chief Financial Officer and Chief Accounting Officer for Spirit Realty Capital, Inc., a NYSE-traded commercial property REIT. During his eight years at Spirit Realty Capital, Mr. Bender was in charge of accounting, reporting, control, corporate finance and treasury.
Before joining Spirit Realty Capital, Inc. in 2007, Mr. Bender held positions including Assistant Corporate Controller for Allied Waste, Inc., Vice President of Global External Reporting for American Express Corporation, Chief Financial Officer for FINOVA Realty Capital and senior manager for Deloitte & Touche, LLP. Mr. Bender earned a Bachelor of Science Degree in Accounting and a Master of Business Administration from Arizona State University. He is a Certified Public Accountant.
Laurent Degryse is one of our independent directors and is the chairman of the conflicts committee, positions he has held since September 2021. Mr. Degryse previously served as an independent director of Pacific Oak Strategic Opportunity REIT II, Inc. from April 2014 through October 2020. Mr. Degryse has been involved in the real estate development industry for over 20 years with a focus on real estate activities in Belgium. For the past six years he has been self-employed and engaged in real estate development and private equity activities as a partner at American Discovery Capital. In 2002, Mr. Degryse founded Urbis Development, a real estate development company located in Luxembourg, and served as its Managing Director until, in 2008, it created a joint venture with another real estate company, Herpain SA, and became Herpain Urbis.
From December 2007 through December 2015, he served as the Managing Director of Hunza Ventures and Managing Partner of Hunza Management, affiliated venture capital companies based in Luxembourg that invest in technology and life science projects. In connection with his position at Hunza Ventures, he serves as a member of the supervisory board of Hunza Ventures II SCA SICAR, a fund raised by Hunza Ventures that is investing and raising capital for venture investments; and from December 2007 through June 2012 he served as a member of the supervisory board of Hunza Ventures SCA SPF, a fund that raised and fully invested €15 million in 14 venture investments. Mr. Degryse also manages his own portfolio of investments in Europe, Asia and the United States.
In addition, Mr. Degryse served as the chairman of the board of SoftKinetic International SA from 2008 to 2015. He was a director of Herpain Urbis Retail from 2008 to 2015 and previously served as a director of Herpain Urbis (from 2007 – 2013) and Herpain Enterprise (from 2008 – 2013). Herpain Urbis Retail, Herpain Urbis and Herpain Enterprise are related companies with expertise in real estate development and construction for office, residential and commercial real estate in Belgium. In addition, from March 2007 through March 2012 he served as a member of the supervisory board of Urbis SCA. Mr. Degryse served as a member of the board of trustees and member of the finance and the audit committee of MOCA, the Museum of Contemporary Art in Los Angeles, California. Mr. Degryse is a graduate of the Solvay Business School at the University of Brussels, Belgium where he received a Master in Business Engineering.

Our board of directors has concluded that Mr. Degryse is qualified to serve as one of our independent directors for reasons including his expertise in the real estate development business and his prior experience as an independent director of Pacific Oak Strategic Opportunity REIT II, Inc. With over 20 years of experience in the real estate industry, with a particular focus on investments in Belgium, Mr. Degryse offers insights and perspective with respect to our investment portfolio and our focus on European investment opportunities.
William M. Petak is one of our independent directors, a position he has held since October 2009. He previously served as an independent director and chair of the conflicts committee of Pacific Oak Strategic Opportunity REIT II from April 2014 through August 2017. Since April 2009, Mr. Petak has served as the President and Chief Executive Officer of CorAmerica Capital, LLC, a commercial real estate loan investment manager. CorAmerica Capital was established to acquire discounted performing mortgage and real estate-related assets as well as originate new real estate investments. Mr. Petak has over 30 years of experience in the real estate industry and 20 years of experience investing in real estate-related debt investments. From January 2005 to April 2009, Mr. Petak served as Senior Vice President and Director for AIG Mortgage Capital, LLC, a subsidiary of American International Group, Inc. (AIG). Mr. Petak also served as National Head of Mortgage Lending and Real Estate for the retirement services company, SunAmerica, Inc., from January 1999 to August 2001, and served as Managing Director for AIG Investments, Inc. as well as National Head of Mortgage Lending and Real Estate for both SunAmerica and the life insurance company American General from August 2001 to April 2009.
Both SunAmerica and American General were acquired by AIG in 1999 and 2001, respectively, and were managed on a mutually exclusive basis. Mr. Petak joined AIG with the merger of SunAmerica with AIG in 1999. Ultimately, Mr. Petak was responsible for AIG Mortgage Capital’s regulated insurance portfolios’ fixed income real estate investments nationwide. He served on both the Securitized Products Group Committee and Global Asset Allocation Committee for the regulated insurance companies of AIG.
Prior to joining AIG in 1999, Mr. Petak was SunAmerica Investments’ Senior Vice President. Mr. Petak was responsible for SunAmerica’s national mortgage lending and real estate investments as well as its leveraged lease real estate acquisitions. From 1996 to 2007, Mr. Petak served as a Loan Committee member and as a member of the board of directors for GreenPark Financial, one of the nation’s largest Fannie Mae DUS lenders. From 1983 to 1989, he worked with Pacific Financial Group, a privately held Beverly Hills real estate investment company, as Vice President of Acquisitions.
Mr. Petak is a graduate of the University of Southern California with a Bachelor of Science in Finance and Business Economics. He is a member of the Mortgage Bankers Association, the Commercial Mortgage Securities Association, the CRE Financial Council, Life Mortgage and Real Estate Officer Council and the President’s Council of the Real Estate Roundtable. Mr. Petak is a founding member of the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management. He currently is Chairman Emeritus of the Center and previously served as its Chairman.
The board of directors has concluded that Mr. Petak is qualified to serve as one of our independent directors for reasons including his expertise in the real estate finance markets. With over 30 years of experience in the real estate industry and over 20 years of experience investing in real estate-related debt, Mr. Petak offers insights and perspective with respect to our investment portfolio. Further, as a former director and former chair of the conflicts committee of Pacific Oak Strategic Opportunity REIT II and as a member of the Mortgage Bankers Association, the Commercial Mortgage Securities Association, the CRE Financial Council, the Life Mortgage and Real Estate Officer Council, the President’s Council of the Real Estate Roundtable and a founding member, current Chairman Emeritus and past Chairman of the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management, Mr. Petak is regularly and actively engaged in both the professional and academic community.
Kenneth G. Yee is one of our independent directors and is the Chairman of the Audit Committee, positions he has held since April 2017 and May 2017, respectively. He was also an independent director and Chairman of the Audit Committee of Pacific Oak Strategic Opportunity REIT II, positions he held from April 2017 and May 2017, respectively, through Pacific Oak Strategic Opportunity REIT II’s merger with us. Since 2000, Mr. Yee has been the President and Chief Executive Officer of Ridgecrest Capital, Inc., a real estate financial advisory services and structured finance firm. Mr. Yee previously served in the same positions for Ridgecrest Capital, Inc. from 1992 to 1997. From 2007 to June 2011, Mr. Yee was also the managing director of Cappello Capital Corp., where he was responsible for sourcing, evaluating, structuring and placing transactions relating to domestic and international real estate equity and debt, and small and middle market corporate capital raising and mergers and acquisitions. Mr. Yee served as Senior Vice President of Acquisitions for Imperial Credit Commercial Mortgage Investment Corp from

1998 to 1999. From 1990 to 1991, Mr. Yee served as Vice President and Controller for Secured Capital Corp. (now known as Eastdil Secured LLC, formerly a division of Wells Fargo), a real estate advisory and investment banking firm. Prior to that, he was a Vice President at Drexel Burnham Lambert from 1987 to 1990. From 1986 to 1987, Mr. Yee was an associate consultant for Kenneth Leventhal & Company, a real estate consulting and public accounting firm. Mr. Yee was a financial analyst with Deseret Pacific Mortgage from 1985 to 1986 and he was a senior accountant with Ernst & Whinney, a public accounting firm, from 1982 to 1985.
Mr. Yee received Bachelor of Science in Business Administration, Master of Business Administration and Master of Business Taxation degrees from the University of Southern California. He also received a Master of Science in Real Estate Development degree from the Massachusetts Institute of Technology and a Juris Doctor degree from the University of California, Los Angeles. Mr. Yee is a Chartered Financial Analyst, a Certified Public Accountant, a licensed attorney and a licensed real estate broker.
Our board of directors has concluded that Mr. Yee is qualified to serve as one of our independent directors for reasons including his expertise with respect to real estate equity and debt transactions and accounting matters. With more than 25 years of experience with real estate equity and debt transactions, Mr. Yee is well-positioned to advise the board with respect to potential investment opportunities and investment management. In addition, with over 30 years of experience as a Certified Public Accountant, Mr. Yee provides our board of directors with substantial expertise regarding real estate accounting and financial reporting matters.
Compensation of Executive Officers
Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, our advisor, and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us. See “ Report of the Conflicts Committee Certain Transactions with Related Persons” for a discussion of the fees paid to our advisor and its affiliates.
Compensation of Directors
If a director is also one of our executive officers, we do not pay any compensation to that person for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by the conflicts committee, based upon recommendations from our advisor. Two of our executive officers, Messrs. Hall and McMillan, manage and control our advisor, and through our advisor, they are involved in recommending and setting the compensation to be paid to our independent directors.
We have provided below certain information regarding compensation earned by or paid to our directors during fiscal year 2021.

Name	Fees Earned or Paid in Cash in 2021 (1)	All Other Compensation		Total
Laurent Degryse(2)	$19,000	$	−	$19,000
William M. Petak	70,667		−	70,667
Eric J. Smith(2)	57,667		−	57,667
Kenneth G. Yee	74,666		−	74,666
Keith D. Hall(3)	−		−	−
Peter McMillan III(3)	−		−	−
(1) Fees Earned or Paid in Cash in 2021 include meeting fees earned in: (i) 2020 but paid in 2021 as follows: Mr. Degryse: $0, Mr. Petak $0, Mr. Smith $0 and Mr. Yee $0; and (ii) 2021 and paid or to be paid in 2022 as follows: Mr. Degryse: $8,333, Mr. Petak $7,333, Mr. Smith $0 and Mr. Yee $7,334.
(2) Mr. Smith resigned as a director in September 2021 and Mr. Degryse was appointed as a director at that time.
(3) Directors who are also our executive officers do not receive compensation for services rendered as a director.

Cash Compensation
We compensate each of our independent directors with an annual retainer of $40,000. In addition, we pay our independent directors for attending board and audit and conflicts committee meetings as follows:
•$2,500 for each board meeting attended;
•$2,500 for each audit, conflicts and special committee meeting attended (except that the committee chairman is paid $3,000 for each audit and conflicts committee meeting attended);
•$2,000 for each teleconference board meeting attended; and
•$2,000 for each teleconference audit, conflicts and special committee meeting attended (except that the committee chairman is paid $3,000 for each teleconference audit and conflicts committee meeting attended).
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committee meetings.
From time to time our board of directors may create other committees with additional and different compensation.
Employee, Officer and Director Hedging
We do not have a hedging policy for our officers and directors at this time. We have no paid employees.

STOCK OWNERSHIP
The following table shows, as of April [_], 2022 the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of all Shares
Keith D. Hall, Chief Executive Officer and Director	3,066,073 (1)	3.26%
Peter McMillan III, Chairman of the Board, President and Director	3,066,073 (1)	3.26%
Michael A. Bender, Executive Vice President, Chief Financial Officer, Treasurer and Secretary	−	−
Laurent Degryse, Independent Director	−	−
William M. Petak, Independent Director	−	−
Kenneth G. Yee, Independent Director	−	−
All directors and executive officers as a group	3,066,073 (1)	3.26%
*    Less than 1% of the outstanding common stock.
(1)Includes 3,066,073 shares owned by Willowbrook Capital Group LLC and GKP Holding LLC, which are directly owned and controlled by Peter McMillan III and Keith D. Hall. None of the shares are pledged as security.

PROPOSAL 1.    ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of all five members of the board of directors. Those persons elected will serve as directors until the 2023 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

● Keith D. Hall	● Peter McMillan III
● Laurent Degryse	● William M. Petak
● Kenneth G. Yee

    Each of the nominees for director is a current director. Detailed information on each nominee is provided under “Certain Information About Management – Executive Officers and Directors.”
Vote Required

Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Whether you plan to participate in the annual meeting and vote via webcast or not, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED FOR RE-ELECTION AS DIRECTORS.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

During the year ended December 31, 2021, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young LLP has served as our independent registered public accounting firm since our formation. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.
Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. Even if the appointment of Ernst & Young LLP is ratified, the audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If the appointment of Ernst & Young LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

Vote Required

    Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Whether you plan to participate in the annual meeting and vote via webcast or not, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

PROPOSAL 3. CHARTER AMENDMENT

Proposed Amendment
Below, we show the proposed amendment to our charter by including the relevant section of our charter with a single line through text we propose to delete and a single line underneath text we propose to add. The proposed charter amendment consists of the following changes to Section 5.8 of our charter:
Section 5.8.  Suitability and Minimum Investment of Stockholders.  Until the Common Stock is ~~Listed~~ approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934 or any foreign securities exchange, the following provisions shall apply to purchases of shares of Common Stock:
(a)       To purchase Common Stock, the purchaser must represent to the Corporation:
(i)        that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or
(ii)       that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.
(b)       The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, and each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8; (ii) can reasonably benefit from the Corporation based on the prospective stockholder's overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.  The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or bank acting as a fiduciary.  Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall cause to be maintained for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.
                   The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation may each rely upon (i) the Person directly recommending the purchase of shares to a customer if that Person is a FINRA member broker or dealer that has entered into a selling agreement with the Sponsor or the Corporation or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Corporation or their Affiliates to make suitability determinations with respect to the customers of the registered investment adviser who may purchase shares.

(c)       Each purchase of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.
Discussion
Section 5.8 of the company’s charter contains suitability standards that were required in connection with the company’s initial public offering. We were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale because shares of our common stock are not listed on a national securities exchange. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the “NASAA REIT Guidelines.” As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs, including Section 5.8. As we ceased raising capital in a primary public offering in November 2012 and do not intend to raise capital publicly as an unlisted company in the future, other than through our dividend reinvestment plan, it is not necessary that our charter conform to the requirements of the NASAA REIT Guidelines.
The suitability requirements of Section 5.8 of our charter, as currently drafted, would not apply if we were to list our shares on a national securities exchange such as the New York Stock Exchange LLC or The Nasdaq Stock Market. This is because it only applies until our shares of common stock are “Listed,” and “Listed” is defined in our charter as “Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934.” As a practical matter, for our shares to trade freely on a securities exchange, the suitability requirements of Section 5.8 must not apply. If the restrictions of Section 5.8 do not apply, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in our company is a suitable and appropriate investment, just as they would do for any exchange-listed company. Stockholders would have greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines.  In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount.  Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder.
The proposed amendment would have the effect of eliminating the suitability standard requirements of Section 5.8 if the company lists its shares of common stock on any national securities exchange or any foreign securities exchange. We believe this additional flexibility is in the company’s best interests, because our shares of common stock may trade with better pricing on a foreign securities exchange compared with a national securities exchange. The proposed charter amendment would not require us to list our shares of common stock on a foreign securities exchange and even if it is approved, we cannot provide any assurances that we will list shares of our common stock on a foreign securities exchange. However, as we explore ways of offering our stockholders more liquidity, we believe this additional flexibility would be beneficial.
The following are some of the risks and uncertainties that could be present if we were to list our shares for trading on a foreign securities exchange. The risks and uncertainties described below are not the only ones we might face but do represent those risks and uncertainties that we believe are material to us and our stockholders.

If we list our shares on a foreign securities exchange, it may be difficult and costly for U.S. stockholders to access that market for liquidity.
If we list our shares on a foreign securities exchange, our expectation would be that our U.S. investors who desire liquidity will be able to access that market for liquidity.  However, it may be difficult for U.S. stockholders to access that market for liquidity. Our stockholders hold their shares through a number of different brokers and custodians. Some of these brokers and custodians may offer access to foreign securities exchanges while others may not. Some of our stockholders may have to open accounts with different or new brokers and custodians and transfer their shares in order to access a foreign securities exchange. In addition, there may be higher than normal commissions and fees charged by brokers for trading on a foreign securities exchange, compared with a national securities exchange. These factors may be particularly burdensome for stockholders who hold relatively small amounts of our shares. There may also be lock-ups or blackout periods imposed by the laws of the foreign jurisdiction or the listing process.  Investors choosing to access liquidity through a foreign securities exchange may also be exposed to foreign currency risk, as the exchange rate to U.S. dollars may fluctuate.
If we list our shares on a foreign securities exchange, we cannot offer any assurances regarding the prices at which investors could sell their shares.
We would only expect to list our shares on a foreign securities exchange rather than a national securities exchange if we believed our shares of common stock would trade with more favorable pricing on the foreign securities exchange. We would likely rely on the input of financial advisors in reaching any such conclusion. However, there is likely to be considerable uncertainty with respect to how our shares would trade on a foreign securities exchange. It is possible that we might be one of the first, if not the first, U.S. real estate investment trust (“REIT”) to trade on the exchange. We would face uncertainly with regard to the trading volume of our shares of common stock and whether demand from buyers would be sufficient to match demand from sellers. The market for REITs may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of our shares difficult.  Even if an active trading market develops, if investors sell or are perceived as intending to sell a substantial amount of our shares in a short period of time, the market price of our shares could be adversely affected.  In addition, the trading price and volumes of our shares would likely be affected by local political, economic, financial and social factors of the location of the foreign securities exchange, including changes in government, economic and fiscal policies.
If we list our shares on a foreign securities exchange, we would not expect to continue to offer liquidity through our share redemption program.
If we list our shares on a foreign securities exchange, we would not expect to continue to offer liquidity through our share redemption program. We may offer liquidity through issuer tender offers from time to time, but we cannot offer any assurances in that regard.  We note that with an issuer tender offer, unlike our share redemption program, we cannot prioritize repurchases from stockholders in the event of death, disability or a determination of incompetence over repurchases from other stockholders.
If we list our shares on a foreign securities exchange, we would be less likely to pursue other ways of offering liquidity to stockholders such as tender offers, a listing on a national securities exchange, a sale of the company or a liquidation.
If we list our shares on a foreign securities exchange, we would be less likely to pursue other ways of offering liquidity to our stockholders. These other ways might include issuer tender offers, listing our shares on a national securities exchange, selling the company or liquidating the company. We can offer no assurances that a listing on a foreign securities exchange would offer the best path for liquidity for our stockholders.

Implementation of Proposed Amendment
If approved by our stockholders, the amendment to Section 5.8 of our charter will be effected by our filing of the Articles of Amendment attached hereto as Exhibit A (the “Articles of Amendment”) with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.
Vote Required
    Approval of the proposed charter amendment requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the proposal to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposal to amend our charter. Proxies received will be voted FOR the approval of the proposal to amend our charter unless stockholders designate otherwise.
Appraisal Rights
    Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendment to our charter. Accordingly, to the extent that you object to the proposed amendment to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND SECTION 5.8 OF OUR CHARTER.

PROPOSAL 4. ADJOURNMENT OF THE ANNUAL MEETING
    At the annual meeting, you and the other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposal 3 if there are not sufficient votes for this proposal.
Vote Required
    Approval of the proposal to permit the chairman of the annual meeting to adjourn the annual meeting requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal to permit the chairman of the annual meeting to adjourn the annual meeting unless stockholders designate otherwise.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL TO PERMIT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING IF NECESSARY.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2023 annual meeting of stockholders must be received by our secretary, Michael A. Bender, at our executive offices no later than December [__], 2022. However, if we hold the annual meeting before June [__], 2023 or after August [__], 2023, stockholders must submit proposals for inclusion in our 2023 proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is Pacific Oak Strategic Opportunity REIT, Inc., 11766 Wilshire Blvd., Suite 1670, Los Angeles, California 90025. If a stockholder wishes to present a proposal at the 2023 annual meeting, whether or not the proposal is intended to be included in the 2023 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary by January [__], 2023.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
33

Exhibit A

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

FORM OF ARTICLES OF AMENDMENT

Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter (the “Charter”) of the Corporation is hereby amended by replacing the first 18 words of Section 5.8 of the Charter with the following:

“Until the Common Stock is approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934 or any foreign securities exchange, the following provisions shall apply to purchases of shares of Common Stock:”

SECOND: The amendment to the Charter of the Corporation as set forth above has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

THIRD: The undersigned Chief Executive Officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this day of ___________, 202_.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

By:
Keith D. Hall
Chief Executive Officer

ATTEST

By:
Michael A. Bender
Secretary

PACIFIC OAK

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/SOR**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-844-926-2184**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

LIVE AGENT Call **1-844-908-3304**
- Speak to a live agent and vote on a recorded line

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/SOR

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

Pacific Oak Strategic Opportunity REIT, Inc.
Annual Meeting of Stockholders

For Stockholders as of record on April 12, 2022

TIME: Thursday, July 7, 2022 09:00 AM, Pacific Time
PLACE: Annual meeting to be held live via the internet - Please visit - www.proxydocs.com/SOR and follow the instructions. Deadline for registration is Wednesday July 6th at 9:00 a.m. Pacific Time.

This proxy is being solicited on behalf of the Board of Directors

The undersigned stockholder of Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, hereby appoints Keith D. Hall, Peter McMillan III and Michael A. Bender, and each of them, as proxy and attorney-in-fact for the undersigned, each with the power to appoint his substitute, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of Pacific Oak Strategic Opportunity REIT, Inc. to be held on July 7, 2022 at 9:00 a.m. Pacific Time, virtually via www.proxydocs.com/SOR, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the proxy statement for the Annual Meeting, which includes a Notice of Annual Meeting of Stockholders, and our 2021 Annual Report, and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed in Proposal 1 and "FOR" Proposal 2, 3 and 4. The proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the Annual Meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the July 7, 2022 meeting date.

Pacific Oak Strategic Opportunity REIT, Inc.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy card and 2021 Annual Report are available at: www.proxydocs.com/SOR

PLEASE AUTHORIZE YOUR PROXY TODAY!

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

The board of directors recommends a vote FOR each Nominee listed in proposal

	YOUR VOTE	
1. To elect five directors to hold office for one-year terms expiring in 2023.	FOR	WITHHOLD
1.01 Keith D. Hall	☐	☐
1.02 Peter McMillan III	☐	☐
1.03 William M. Petak	☐	☐
1.04 Laurent Degryse	☐	☐
1.05 Kenneth G. Yee	☐	☐

The board of directors recommends a vote FOR proposal 2.

	FOR	AGAINST	ABSTAIN
3. To amend Section 5.8 of our charter.	☐	☐	☐

The board of directors recommends a vote FOR proposal 3.

The board of directors recommends a vote FOR proposal 4.

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

______________________________ ______________________________

Signature (and Title if applicable) Date   Signature (if held jointly) Date